Exhibit 10.26

                        RUSH FINANCIAL TECHNOLOGIES, INC.
                               a Texas Corporation

                             STOCK PURCHASE WARRANT
                  To Purchase 2,083,334 Shares of Common Stock
                            Par Value $0.01 per share
                                December 20, 2004


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

       1. Basic Terms. This certifies that, for value received, Bonanza Master Fund, Ltd. (the "Holder") is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase 2,083,334 whole shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Rush Financial Technologies, Inc., a Texas corporation (the "Company") from the Company. The Warrants are exercisable at the purchase price of $0.24 per share (the "Purchase Price") immediately after completion of this offering through September 30, 2009, upon delivery of this Warrant to the Company with "Form of Election to Purchase" in the form of Exhibit "A," duly executed, and payment of the Purchase Price (in cash or by cashier's check payable to the order of the Company) for each share purchased. This Warrant shall be exercisable at any time, in whole or in part, from the date hereof until 5:00 p.m. Dallas, Texas Time on September 30, 2009, except if the Company's Common Stock trades at or above a volume weighted average price of $1.00 per share on ten consecutive trade days, the Company may, with five (5) days' notice, require the holder to exercise the Election to Purchase.

       The Warrants, if not exercised, will expire at 5:00 p.m. on September 30, 2009. The Warrants contain provisions providing for adjustment of the exercise price and the number and type of securities issuable upon exercise upon the occurrence of any recapitalization, reclassification, stock dividend, stock split, stock combination or similar transaction. The Warrants grant to the holder certain registration rights for the securities issuable upon exercise. The Warrants also provide that, except as permitted by the rules of the NASD, they may not be sold during the offering, or sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the date of effectiveness or commencement of the sale of shares in the offering.

       2. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, and free from taxes, liens and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then- current


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Purchase Price per share of the Common Stock issuable  pursuant to this Warrant.
The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

       3. Method of Exercise; Fractional Shares. The purchase rights represented by this Warrant are exercisable at the option of the Holder in whole or in part, from time to time, within the period above specified; provided, however, that purchase rights are not exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Company shall either: (1) pay therefor cash equal to the same fraction of the then-current Warrant purchase price per share or, at its option; (2) issue scrip for the fraction, in registered or bearer form approved by the Board of Directors of the Company, which shall entitle the Holder to receive a certificate for a full share of Common Stock on surrender of scrip aggregating a full share. Scrip may become void after a reasonable period (but not less than six months after the expiration date of this Warrant) determined by the Board of Directors and specified in the scrip. In case of the exercise of this Warrant for less than all the shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable. Upon the date of receipt by the Company of an exercise of the Warrant ("Exercise Date"), the Warrant shall be deemed to have been exercised as to the number of shares so purchased, and the person so exercising the Warrant shall become a holder of record of shares of Common Stock on the Exercise Date.

       4. Adjustments of Shares and Purchase Price. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time after the date hereof as follows:

              A.     Recapitalization  or  Reclassification  of Common Stock. In
       case the Company shall at any time prior to the exercise or termination of this Warrant effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

              B. Consolidation, Merger or Sale. In case the Company shall, at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity), or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of

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       shares  of  Common  Stock  as  to  which  the  Warrant  was   exercisable
       immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

              C. Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

       5. Limited Rights of Holder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

       6. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

       7. Transfer. Holder acknowledges that this Warrant and the shares of Common Stock or other securities into which this Warrant is exercisable have not been registered under the Securities Act of 1933, or any state securities laws, but have been and will be issued pursuant to exemptions therefrom. Accordingly, Holder acknowledges and agrees that this Warrant and the securities acquired by it upon exercise hereof may be transferred or assigned to another party only in accordance with a valid registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

       Subject to applicable securities laws, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the Form of Assignment attached hereto as Exhibit "B," duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

       8. Registration Rights. If, at any time during the Exercise Period, the Company shall prepare and file one or more registration statements under the Act with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as is required, and such number of shares of Common Stock held by, or shares of Common Stock underlying outstanding Warrants held by, the Holder to permit a public offering of such shares of Common Stock as required; provided, however, that if,

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in the written opinion of the Company's managing  underwriter,  if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering; also provided, that the Company shall be required to include in the offering and in the following order: first, the pro rata number of securities requested by the Holder of this Warrant, along with all other holders of warrants issued in this series; and, second, the pro rata number of securities requested by all other holders of securities requesting registration pursuant to other registration rights. The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement and maintain the effectiveness thereof for at least 180 days and to register or qualify the subject shares of Common Stock underlying this Warrant for sale in up to five (5) states identified by such Holder. The Company shall bear all fees and expenses other than the fees and expenses of Holder's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus thereof to such Holder.

       9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

       10. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with the consolidation or merger covered by Section 4 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description to be made to the holders of Common Shares as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, it if actually occurs, this Warrant and all rights hereunder shall terminate.

       11. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the Holder at the address of the owner appearing in the records of the Company or to the Company at its principal office, or at such other addresses as to which either the Holder or the Company gives the other written notice as provided herein.

       12. Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter, and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Warrant.

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       13.    Governing Law. This Warrant is governed by, interpreted under, and construed in all respects in accordance with the substantive laws of the State of Texas, without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or residence of the parties. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the Courts of the State of Texas, or the United States District Court for the Northern District of Texas, and further agree and consent that all personal service of process in any such action or preceding outside the State of Texas shall be tantamount to service in person in Texas.

       Witness the signature of its authorized officer.

                                    RUSH FINANCIAL TECHNOLOGIES, INC.



                                    By:  /s/ D. M. (Rusty) Moore, Jr.
                                       -----------------------------------------
                                         D. M. (Rusty) Moore, Jr., President











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EXHIBIT A

                          FORM OF ELECTION TO PURCHASE


(To be Executed by the Holder if He/She Desires to Exercise Warrants Evidenced by the Attached Warrant Certificate)

To RUSH FINANCIAL TECHNOLOGIES, INC.:

         The undersigned hereby irrevocably elects to exercise Warrants evidenced by the attached Warrant Certificate for, and to purchase thereunder, ________________________ full Shares of Rush Financial Technologies, Inc.,
Common Stock, issuable upon exercise of said Warrants and delivery of the Exercise Price for each share purchased.




                                      _______________________________
                                                   Name


                                      TAXPAYER IDENTIFICATION NUMBER:

                                      __________________________________________





       If said number of Warrants shall not be all the Warrants evidenced by the attached Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:


________________________________________________________________________________
                         (Please Print Name and Address)

________________________________________________________________________________

________________________________________________________________________________



Dated:________________, 20____       Signature:_________________________________









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                                    EXHIBIT B

                               FORM OF ASSIGNMENT


       (To be executed by the registered holder if he/she desires to assign warrants evidenced by the attached warrant certificate. Any such assignment is subject to certain restrictions contained in the Warrant Certificate.)


       FOR  VALUE  RECEIVED,   _________________________________________  hereby
sells,   assigns  and  transfers  unto   ______________________________________,
Warrants to purchase __________________ shares of Common Stock, par value $0.01 per share, of Rush Financial Technologies, Inc., evidenced by the attached Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________, Attorney to transfer the said Warrants evidenced by the attached Warrant Certificate on the books of the Company, with full power of substitution.



Dated: ____________________, 20_____.




                                        ________________________________________
                                        Owner








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